Dreyfus
High Yield
Securities Fund
Semi-Annual
Report

April 30, 1998

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus High Yield Securities Fund. For the six-month period ended April 30, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 11.60%.* Income dividends paid from net investment income during the period amounted to approximately $0.716 per share, representing an annualized distribution rate per share of 9.19%.**

Economic Review

   The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came on March 25,1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a 10-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

Market Environment

   The current economic environment is optimal for the high-yield market: steady, controlled growth, a confident consumer, and high industrial output. These conditions have helped the high-yield market continue its long run of strong performance since 1991. The total return for the Merrill Lynch High Yield Master II Index over the six-month period ended 4/30/98 was 5.39%.***

   Another factor positively influencing the high-yield market is a strong demand in the fixed-income marketplace for yield. In a period of low interest rates, high-yield bonds look attractive to a wide variety of investors: cash inflows into high-yield mutual funds continue; investment-grade corporate bond mutual funds, insurance portfolios, and pension funds are buying the better quality high-yield issues; and the asset-backed market is creating many investment pools with high-yield bonds as assets. Concurrent with this, supply of new issues has increased. While this has alarmed some observers, it has broadened the high-yield market and tends to lag demand by only a few weeks. As previously stated, the high-yield market is more mature, and this trend continues.

   The one caveat to this story at the present time is the potential aftereffects of economic changes in Southeast Asia. The possibility of lower prices for goods exported out of the region combined with less demand could adversely affect the global economy and eventually our high-yield market. Anticipation of this negatively affected the equity and high-yield markets in October and November of last year, but the lack of any cataclysmic event in Southeast Asia has lessened investors' fears for now. However, any threat of recession, whether Asia-induced or not, is the worst scenario for the high-yield market.

The Portfolio

   The performance of the Fund over the last six months has benefitted from its concentration in telecommunications and entertainment sectors and an underweighting in health care, energy, and emerging markets.

   The breakup of the regional telephone companies' monopoly over local telephone service; increased penetration of wireless telephones both domestically and internationally; and the opening of the western European telephone market all have created tremendous opportunities for high yield investments. Issues in this sector that have done well for the Fund include MGC Communications, Concentric Network, Nextel Communications (Cencal
Communications), Viatel and Poland Telecom Finance B.V.

   The broadcasting and entertainment industries are also undergoing changes that have benefited high-yield investors. Radio broadcasters are now allowed greater concentrations of stations in a given market, allowing for increased cash flow due to synergies from operations and advertising. Recent transactions involving entertainment networks have proven that their ability to offer a large audience has significant intrinsic value. Cable operators are proving that upgraded systems continue to be significant cash generators, while the digital offerings of satellite television broadcasters have found a receptive audience. Chancellor Media, Paxson Communications, Echostar Satellite Broadcast, and Scandinavian Broadcasting System SA are issues that have performed well for the Fund.

   A key characteristic of these two sectors is that they are relatively secure during international turmoil. No matter what happens in Asia, Latin America, Russia, or other economic or political hot spots, businesses will be switching to cheaper, higher-quality phone services, and consumers will be purchasing entertainment. In fact, many of the changes in these domestic sectors are being exported around the world. While the total return momentum might be slowing in them, they still retain their defensive nature. Other defensive industries that the Fund could look to in the future would be health care and natural gas. Health care is a tremendous growth industry, and entirely domestic in nature, but its total return potential is limited until the government decides how to keep prices realistic. Natural gas is also a domestic industry in that it is only partially affected by international oil pricing, but its rising importance in national power generation implies the potential for high total returns.

   Emerging market exposure in the Fund is low due to the historically volatile nature of the investment and a lesser ability by Dreyfus to perform adequate credit research. Currency and sovereign risk, combined with less clear accounting standards, make foreign analysis difficult. The Fund's foreign exposure is usually limited to investment-grade-rated countries or issuers affiliated with investment-grade multinational companies. No change in this strategy is contemplated at this time.

   Our primary task--to maximize total return through capital appreciation and high current income--will guide our portfolio management decisions. We will continue to use intensive fundamental research in seeking to achieve high returns while reducing risk. We feel this approach is designed to reward the patient investor.

                                                     Very truly yours,

                                                     /s/ Roger King

                                                     Roger King
                                                     Portfolio Manager

May 18, 1998
New York, N.Y.

 *  Total return includes reinvestment of dividends and any capital gains paid.

 ** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

*** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC.--The Merrill Lynch
    High Yield Master II Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)

                                                                                       Principal
Bonds and Notes--81.7%                                                                  Amount               Value
-----------------------------------------------------------------------------        ------------         ------------
    Aircraft & Aerospace--1.4%  Aircraft Lease Portfolio Securitisation 96-1
                                   Pass Through Trust, Ctfs.,
                                   Cl. D, 12.75%, 2006.......................        $    997,252         $    997,252
                                American Pacific,
                                   Sr. Notes, 9.25%, 2005....................           2,000,000 (a)        2,075,000
                                                                                                          ------------
                                                                                                             3,072,252
                                                                                                          ------------
              Automotive--3.1%  Aetna Industries,
                                   Sr. Notes, 11.875%, 2006..................           6,000,000            6,600,000
                                                                                                          ------------
            Broadcasting--2.8%  ACME Television LLC/ACME Finance,
                                   Sr. Discount Notes, Ser. B, Zero Coupon, 2000        2,000,000 (b)        1,635,000
                                Capstar Broadcasting Partners,
                                   Sr. Discount Notes, Zero Coupon, 2002.....           1,750,000 (b)        1,312,500
                                Scandinavian Broadcasting System SA,
                                   Conv. Sub. Notes, 7%, 2004................           2,500,000 (a)        3,072,924
                                                                                                          ------------
                                                                                                             6,020,424
                                                                                                          ------------
      Building Materials--4.2%  FWT,
                                   Sr. Sub. Notes, 9.875%, 2007..............           5,000,000            4,775,000
                                ICF Kaiser International:
                                   Sr. Sub. Notes, 13%, 2003.................           1,585,000            1,664,250
                                   Sr. Sub. Notes, 13%, 2003 (Units).........           2,438,000 (c)        2,572,090
                                                                                                          ------------
                                                                                                             9,011,340
                                                                                                          ------------
        Cable Television--5.6%  CCA Holdings,
                                   Sr. Sub. Notes, Zero Coupon, 1999.........           9,328,404            7,500,000
                                Echostar Satellite Broadcast,
                                   Gtd. Sr. Secured Notes, 12.50%, 2002......             500,000              562,500
                                Innova,
                                   Sr. Notes, 12.875%, 2007..................           2,000,000            2,165,000
                                OpTel,
                                   Sr. Notes, 13%, 2005......................           1,000,000            1,122,500
                                Star Choice Communications,
                                   Sr. Secured Notes, 13%, 2005 (Units)......             500,000 (c)          532,500
                                                                                                          ------------
                                                                                                            11,882,500
                                                                                                          ------------
        Casinos & Gaming--2.0%  Ameristar Casinos,
                                   Sr. Sub. Notes, Ser. B, 10.50%, 2004......           2,500,000            2,662,500
                                Waterford Gaming, LLC/ Finance,
                                   Sr. Notes, 12.75%, 2003...................           1,419,000            1,567,994
                                                                                                          ------------
                                                                                                             4,230,494
                                                                                                          ------------
      Commercial Mortgage
                   Backed--.7%  Structured Asset Securities,
                                   Multiclass Pass-Through Ctfs.,
                                   REMIC, Ser. 1996-CFL,
                                   Cl. H, 7.75%, 2028........................           1,750,000 (a)        1,401,641
                                                                                                          ------------

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                       Principal
Bonds and Notes (continued)                                                             Amount               Value
-----------------------------------------------------------------------------        ------------         ------------
                Consumer--4.0%  BPC Holding,
                                   Sr. Secured Notes, 12.50%, 2006...........        $  2,248,000         $  2,472,800
                                Decora Industries,
                                   Sr. Secured Notes, 11%, 2005..............           2,000,000 (a)        1,960,000
                                Jafra Cosmetics International,
                                   Sr. Sub. Notes, 11.75%, 2008..............           1,500,000 (a)        1,511,250
                                Packing Resources,
                                   Sr. Secured Notes, 13%, 2003..............           2,130,000            1,589,132
                                Syratech,
                                   Sr. Notes, 11%, 2007......................           1,000,000              895,000
                                                                                                          ------------
                                                                                                             8,428,182
                                                                                                          ------------
      Employment Services--.5%  COMFORCE Operating,
                                   Sr. Notes, 12%, 2007......................           1,000,000            1,080,000
                                                                                                          ------------
                  Energy--6.3%  Belden & Blake,
                                   Sr. Sub. Notes, 9.875%, 2007..............           3,000,000            2,992,500
                                Chiles Offshore LLC/Finance,
                                   Sr. Notes, 10%, 2008......................             500,000 (a)          510,000
                                DeepTech International,
                                   Sr. Secured Notes, 11%, 2000..............           3,000,000 (a)        3,135,000
                                First Wave Marine,
                                   Sr. Notes, 11%, 2008......................           1,000,000            1,055,000
                                Michael Petroleum,
                                   Sr. Notes, 11.50%, 2005...................           1,000,000 (a)          992,500
                                Petsec Energy,
                                   Sr. Sub. Notes, 9.50%, 2007...............           2,600,000            2,652,000
                                Sitel,
                                   Notes, 9.25%, 2006........................           1,000,000 (a)        1,030,000
                                Statia Terminals,
                                   First Mortgage, Ser. B, 11.75%, 2003......           1,000,000            1,065,000
                                                                                                          ------------
                                                                                                            13,432,000
                                                                                                          ------------
           Entertainment--3.4%  Booth Creek Ski Holdings,
                                   Sr. Notes:
                                      12.50%, 2007...........................           4,500,000            4,725,000
                                      12.50%, 2007...........................             500,000 (a)          525,000
                                Fox Kids Worldwide,
                                   Sr. Discount Notes, Zero Coupon, 2002.....           3,000,000 (a,b)      1,935,000
                                                                                                          ------------
                                                                                                             7,185,000
                                                                                                          ------------
                 Finance--1.0%  AmeriCredit,
                                   Sr. Notes, 9.25%, 2004....................           1,000,000 (a)        1,020,000
                                Amresco,
                                   Sr. Sub. Notes, Ser. 98- A, 9.875%, 2005..           1,000,000            1,035,000
                                                                                                          ------------
                                                                                                             2,055,000
                                                                                                          ------------

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                       Principal
Bonds and Notes (continued)                                                             Amount               Value
-----------------------------------------------------------------------------        ------------         ------------
     Foods and Beverages--1.8%  American Rice,
                                   First Mortgage, 13%, 2002.................        $  2,263,000         $  1,810,400
                                Cuddy International,
                                   Sr. Notes, 10.75%, 2007...................           2,000,000 (a)        1,960,000
                                                                                                          ------------
                                                                                                             3,770,400
                                                                                                          ------------
               Healthcare--.2%  Fountain View,
                                   Sr. Sub. Notes, 11.25%, 2008..............             500,000 (a)          512,500
                                                                                                          ------------
              Industrial--1.5%  HCC Industries,
                                   Sr. Sub. Notes, 10.75%, 2007..............           2,000,000            2,095,000
                                Numatics,
                                   Sr. Sub. Notes, 9.625%, 2008..............           1,000,000 (a)        1,017,500
                                                                                                          ------------
                                                                                                             3,112,500
                                                                                                          ------------
               Publishing--.6%  WAM ! NET,
                                   Sr. Discount Notes, Zero Coupon, 2002 (Units)        2,000,000 (a,b,c)    1,290,000
                                                                                                          ------------
              Real Estate--.6%  Crown Castle International,
                                   Sr. Discount Notes, Zero Coupon, 2002.....           1,750,000 (a,b)      1,203,125
                                                                                                          ------------
    Residential Mortgage
                  Backed--2.2%  BA Mortgage Securities,
                                   Mortgage Pass-Through Ctfs.,
                                  Ser. 1997-1, Cl. B4, 7.50%, 2026..........              667,623 (a)          484,027
                                Chase Mortgage Finance,
                                   Multiclass Mortgage Pass-Through Ctfs.,
                                   Ser. 1994-E, Cl. B6, 6.25%, 2010..........             413,710 (a)          157,210
                                Citicorp Mortgage Securities,
                                   REMIC, Pass-Through Ctfs.,
                                   Ser. 1994-9, Cl. B2, 5.75%, 2009..........             485,562 (a)          184,514
                                GE Capital Mortgage Services:
                                   Home Equity Loan Pass-Through Ctfs.,
                                      Ser. 1996-HE4, Cl. B5, 9.351%, 2026....           1,933,347 (a,d)        444,670
                                   REMIC, Multi-Class Pass-Through Ctfs.:
                                      Ser. 1993-13, Cl. B5, 6%, 2008.........             470,959 (a)          178,965
                                      Ser. 1994-15, Cl. B5, 6%, 2009.........             739,403 (a)          280,974
                                      Ser. 1994-21, Cl. B5, 6.50%, 2009......             971,366 (a)          369,119
                                      Ser. 1996-10, Cl. B5, 6.75%, 2011......             346,171 (a)          131,545
                                      Ser. 1996-12, Cl. B5, 7.25%, 2011......             405,030 (a)          153,912
                                      Ser. 1996-14, Cl. 2B5, 7.25%, 2011.....             415,381 (a)          157,845
                                MORSERV,
                                   Multi-Class Mortgage Pass-Through Ctfs.,
                                   Ser. 1996-1, Cl. B5, 7%, 2011.............             493,112 (a)          187,383
                                Norwest Asset Securities,
                                   Mortgage Pass-Through Ctfs.:
                                      Ser. 1996-8, Cl. B4, 7.50%, 2026.......             124,543 (a)          108,275
                                      Ser. 1996-8, Cl. B5, 7.50%, 2026.......             185,613 (a)           70,533
                                      Ser. 1997-11, Cl. B4, 7%, 2027.........             248,491 (a)          205,859


Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                       Principal
Bonds and Notes (continued)                                                             Amount               Value
-----------------------------------------------------------------------------        ------------         ------------
          Residential Mortgage
            Backed (continued)  Norwest Asset Securities,
                                   Mortgage Pass-Through Ctfs. (continued):
                                      Ser. 1997-11, Cl. B5, 7%, 2027.........        $    372,736 (a)     $    141,640
                                      Ser. 1997-15, Cl. B4, 6.75%, 2012......             418,067 (a)          353,659
                                      Ser. 1997-15, Cl. B5, 6.75%, 2012......             250,608 (a)           95,231
                                      Ser. 1997-16, Cl. B5, 6.75%, 2027......             299,747 (a)          113,904
                                Prudential Home Mortgage Securities,
                                   Mortgage Pass-Through Ctfs., REMIC,
                                   Ser. 1996-7, Cl. B5, 6.75%, 2011..........             852,673 (a)          324,016
                                Residential Accredit Loans,
                                   Mortgage Asset-Backed Pass-Through Ctfs., REMIC,
                                   Ser. 1997-QS6:
                                      Cl. B2, 7.50%, 2012....................             154,477 (a)          136,230
                                      Cl. B3, 7.50%, 2012....................             361,170 (a)          137,245
                                Structured Asset Securities,
                                   Mortgage Pass-Through Ctfs., REMIC,
                                   Ser. Greenpoint 1996-A:
                                      Cl. B5, 8.397%, 2027...................             283,287 (a,d)        219,482
                                      Cl. B6, 8.397%, 2027...................             354,657 (a,d)        120,584
                                                                                                          ------------
                                                                                                             4,756,822
                                                                                                          ------------
                  Retail--2.3%  Discovery Zone,
                                   Sr. Secured Notes, 13.50%, 2002...........           4,500,000            4,365,000
                                J Crew Group,
                                   Sr. Discount Notes, Zero Coupon, 2002.....           1,000,000 (b)          515,000
                                                                                                          ------------
                                                                                                             4,880,000
                                                                                                          ------------
                Shipping--4.6%  American President Lines,
                                   Sr. Notes, 7.125%, 2003...................           4,185,000            3,310,071
                                Golden Ocean Group, Ltd.,
                                   Sr. Notes, 10%, 2001......................           4,500,000 (a)        3,870,000
                                Holt Group,
                                   Sr. Notes, 9.75%, 2006....................           1,500,000 (a)        1,530,000
                                Moran Transportation,
                                   First Preferred Ship Mortgage Notes,
                                   11.75%, 2004..............................             450,000              504,000
                                Ultrapetrol (Bahamas) Ltd.,
                                   First Preferred Ship Mortgage Notes,
                                   10.50%, 2008..............................             500,000 (a)          502,500
                                                                                                          ------------
                                                                                                             9,716,571
                                                                                                          ------------
                   Steel--1.5%  NSM Steel / NSM Steel Ltd.,
                                   Sr. Sub. Mortgage Notes, Ser. B,
                                   12.25%, 2008 (Units)......................           1,750,000 (a,c)      1,706,250
                                Renco Metals,
                                   Sr. Notes, 11.50%, 2003...................           1,500,000            1,593,750
                                                                                                          ------------
                                                                                                             3,300,000
                                                                                                          ------------

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                       Principal
Bonds and Notes (continued)                                                             Amount               Value
-----------------------------------------------------------------------------        ------------         ------------
    Telecommunications/
               Carriers--14.8%  Bell Technology Group,
                                   Sr. Notes, 13%, 2005 (Units)..............        $  3,000,000 (a,c)   $  3,067,500
                                Concentric Network,
                                   Sr. Notes, 12.75%, 2007 (Units)...........           5,850,000 (a,c)      7,166,250
                                Covad Communications Group,
                                   Sr. Discount Notes, Zero Coupon, 2003 (Units)        2,000,000 (a,b,c)    1,105,000
                                DTI Holdings,
                                   Sr. Discount Notes, Zero Coupon, 2003 (Units)        1,750,000 (b,c)        997,500
                                FirstWorld, Communications,
                                   Sr. Discount Notes, Zero Coupon, 2003 (Units)        1,500,000 (a,b,c)      765,000
                                Focal Communications,
                                   Sr. Discount Notes, Zero Coupon, 2003.....           5,000,000 (a,b)      2,981,250
                                Level 3 Communications,
                                   Sr. Notes, 9.125%, 2008...................           2,000,000 (a)        1,980,000
                                MGC Communications:
                                   Sr. Secured Notes, 13%, 2004..............           4,500,000 (a)        4,950,000
                                   Sr. Secured Notes, 13%, 2004 (Units)......           3,000,000 (a,c)      3,315,000
                                Rythms NetConnections,
                                   Sr. Discount Notes, Zero Coupon, 2003 (Units)        5,000,000 (a,b,c)    2,612,500
                                USN Communications,
                                   Sr. Discount Notes, Ser. B, Zero Coupon, 2000        3,000,000 (b)        2,460,000
                                                                                                          ------------
                                                                                                            31,400,000
                                                                                                          ------------
       Wireless
         Communications--10.4%  American Mobile Satellite/AMSC Acquisition,
                                   Sr. Notes, 12.25%, 2008 (Units)...........             500,000 (a,c)        510,000
                                CTI Holdings SA,
                                   Sr. Discount Notes, Zero Coupon, 2003.....             500,000 (a,b)        297,500
                                Cencall Communications,
                                   Sr. Discount Notes, Zero Coupon, 1999.....           1,000,000 (b)          976,250
                                Comunicacion Celular SA,
                                   Bonds, Zero Coupon, 2000..................           1,000,000 (b)          787,500
                                Conecel Holdings, Ltd.,
                                   Secured Notes:
                                      14%, 2000 (Units)......................           2,000,000 (a,c)      2,170,000
                                      14%, 2002..............................           1,000,000            1,037,500
                                Ionica plc:
                                   Sr. Notes, 13.50%, 2006...................           1,500,000            1,327,500
                                   Sr. Discount Notes, Zero Coupon, 2002.....           2,000,000 (b)          920,000
                                Occidente y Caribe Celular SA,
                                   Sr. Discount Notes, Zero Coupon, 2001.....           2,910,000 (b)        2,247,975
                                Omnipoint,
                                   Sr. Notes, Ser. A, 11.625%, 2006..........           1,500,000            1,638,750
                                OrbCommunications Global, L.P./Capital,
                                   Sr. Notes, 14%, 2004......................           5,000,000            5,850,000


Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                       Principal
Bonds and Notes (continued)                                                             Amount               Value
-----------------------------------------------------------------------------        ------------         ------------
Wireless
    Communications (continued)  Orion Network Systems,
                                   Sr. Discount Notes, Zero Coupon, 2002 (Units)     $  1,000,000 (b,c)   $    775,000
                                Poland Telecom Finance BV,
                                   Gtd. Sr. Notes, 14%, 2007 (Units).........           3,000,000 (a,c)      3,405,000
                                RSL Communications, Ltd.,
                                   Gtd. Sr. Notes, 12.25%, 2006..............             196,000              224,420
                                                                                                          ------------
                                                                                                            22,167,395
                                                                                                          ------------
                 Textiles--.8%  Sassco Fashions,
                                   Sr. Notes, 12.75%, 2004...................           1,500,000            1,616,250
                                                                                                          ------------
          Transportation--5.4%  Canadian Airlines,
                                   Sr. Secured Notes, 10%, 2005..............           1,000,000            1,010,000
                                HighwayMaster Communication:
                                   Sr. Notes, 13.75%, 2005...................           3,000,000            3,150,000
                                   Sr. Notes, 13.75%, 2005 (Units)...........           1,000,000 (a,c)      1,050,000
                                Teletrac,
                                   Sr. Notes, 14%, 2007 (Units)..............             750,000 (c)          753,750
                                Terminal R.R. Association,
                                   First Mortgage, 4%, 2019..................              57,000               41,672
                                ValuJet,
                                   Sr. Notes, 10.25%, 2001...................           5,650,000            5,565,250
                                                                                                          ------------
                                                                                                            11,570,672
                                                                                                          ------------
                                TOTAL BONDS AND NOTES
                                   (cost $167,715,093).......................                             $173,695,068
                                                                                                          ============


Equity-Related Securities--19.3%
-----------------------------------------------------------------------------
Common Stocks--.0%                                                                      Shares
                                                                                     ------------

             Cable Television;  OpTel........................................               1,000 (a)     $         10
                                                                                                          ------------

Preferred Stocks--18.1%
            Broadcasting--8.3%  Paxson Communications,
                                   Cum., $125.00.............................               6,375            6,534,375
                                Pegasus Media & Communications, Ser. A,
                                   Cum., $127.50.............................               4,491            5,276,925
                                Spanish Broadcasting System,
                                   Cum., $142.50.............................               5,570 (a)        5,848,500
                                                                                                          ------------
                                                                                                            17,659,800
                                                                                                          ------------

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Preferred Stocks (continued)                                                            Shares               Value
-----------------------------------------------------------------------------        ------------         ------------
        Cable Television--3.4%  Echostar Communications, Ser. C,
                                   Conv. Cum., $3.375........................             115,000         $  7,158,750
                                                                                                          ------------
                  Energy--1.3%  Clark USA,
                                   Sr. Cum., $115.00.........................               2,643            2,828,010
                                                                                                          ------------
                Packaging--.4%  SF Holdings Group,
                                   Cum. $137.50 (Units)......................               1,000 (a,e)        913,750
                                                                                                          ------------
            Supermarkets--1.3%  Supermarkets General,
                                   Cum., $3.52...............................              96,000            2,652,000
                                                                                                          ------------
      Telecommunications--3.4%  Hyperion Telecommunications, Ser. B,
                                   Cum., $128.75.............................               1,061            1,214,845
                                WinStar Communications,
                                   Cum., $142.50.............................               5,000 (a)        6,050,000
                                                                                                          ------------
                                                                                                             7,264,845
                                                                                                          ------------
                                Total Preferred Stocks.......................                               38,477,155
                                                                                                          ------------

Warrants--1.2%

               Automotive--.0%  Glasstech....................................               2,000                2,500
                                                                                                          ------------
             Broadcasting--.4%  Spanish Broadcasting System..................               3,000 (a)          615,000
                                Pegasus Media & Communications...............               5,000              162,500
                                                                                                          ------------
                                                                                                               777,500
                                                                                                          ------------
                   Retail--.1%  Discovery Zone...............................               4,500              270,000
                                                                                                          ------------
                 Shipping--.0%  Golden Ocean Group, Ltd......................               3,000 (a)               30
                                                                                                          ------------
             Supermarkets--.0%  Electronic Retailing Systems.................               1,250               25,000
                                                                                                          ------------
       Telecommunications--.6%  Advanced Radio Telecom.......................              30,000              588,000
                                Hyperion Telecommunications..................               1,000               70,000
                                Iridium LLC..................................               1,000              255,000
                                Microcell Telecommunications.................              16,000              270,720
                                                                                                          ------------
                                                                                                             1,183,720
                                                                                                          ------------
     Telecommunications/
                 Carriers--.0%  MGC Communications...........................               3,000 (a)          150,000
                                                                                                          ------------
           Transportation--.0%  HighwayMaster Communications.................               3,000               30,000
                                                                                                          ------------
  Wireless Communications--.1%  Comunicacion Celular SA......................               1,000               70,000
                                Occidente y Caribe Celular SA................               7,640               16,808
                                RSL Communications, Ltd......................                 880               83,600
                                                                                                          ------------
                                                                                                               170,408
                                                                                                          ------------
                                Total Warrants.................................                              2,609,158
                                                                                                          ------------
                                TOTAL EQUITY-RELATED SECURITIES
                                   (cost $36,813,359)..........................                           $ 41,086,323
                                                                                                          ============

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                       Principal
                                                                                        Amount               Value
                                                                                     ------------         ------------
TOTAL INVESTMENTS (cost $204,528,452)..........................................            101.0%         $214,781,391
                                                                                           ======         ============

LIABILITIES, LESS CASH AND RECEIVABLES.........................................             (1.0%)        $ (2,144,919)
                                                                                           ======         ============

NET ASSETS.....................................................................            100.0%         $212,636,472
                                                                                           ======         ============

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $86,469,302 or 40.67% of net assets.
(b) Zero coupon until year shown at which time a stated coupon rate becomes effective.
(c) With Warrants to purchase common stock.
(d) Variable rate security-interest rate subject to periodic change.
(e) With common stock attached.

                       See notes to financial statements.

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                            Cost                 Value
                                                                                        ------------         ------------
ASSETS:                       Investments in securities--See Statement of
                                 Investments...................................         $204,528,452         $214,781,391
                              Cash.............................................                                 1,095,324
                              Dividends and interest receivable................                                 3,947,087
                              Receivable for shares of Beneficial Interest
                                 subscribed....................................                                 2,398,405
                              Receivable for investment securities sold........                                 1,670,401
                              Prepaid expenses and other assets................                                    48,546
                                                                                                             ------------
                                                                                                              223,941,154
                                                                                                             ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   117,939
                              Due to Distributor...............................                                    41,114
                              Bank loans payable--Note 2.......................                                 7,805,000
                              Payable for investment securities purchased......                                 3,034,063
                              Payable for shares of Beneficial Interest redeemed                                  247,342
                              Interest payable--Note 2.........................                                     2,110
                              Accrued expenses.................................                                    57,114
                                                                                                             ------------
                                                                                                               11,304,682
                                                                                                             ------------

NET ASSETS.....................................................................                              $212,636,472
                                                                                                             ============

REPRESENTED BY:               Paid-in capital..................................                              $195,898,425
                              Accumulated undistributed investment income--net.                                 2,481,728
                              Accumulated net realized gain (loss) on investments                               4,003,380
                              Accumulated net unrealized appreciation (depreciation)
                                 on investments--Note 4........................                                10,252,939
                                                                                                             ------------
NET ASSETS.....................................................................                              $212,636,472
                                                                                                             ============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                13,551,181

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                    $15.69
                                                                                                                   ======



                       See notes to financial statements.

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME:                       Interest...................................             $ 7,965,801
                              Cash dividends.............................               1,526,959
                                                                                      -----------
                                Total Income.............................                                     $ 9,492,760


EXPENSES:                     Management fee--Note 3(a)..................                 513,352
                              Shareholder servicing costs--Note 3(b).....                 240,149
                              Interest expense--Note 2...................                 105,941
                              Registration fees..........................                  50,914
                              Professional fees..........................                  25,249
                              Prospectus and shareholders' reports.......                  15,147
                              Custodian fees--Note 3(b)..................                   7,229
                              Trustees' fees and expenses--Note 3(c).....                   5,427
                              Miscellaneous..............................                   6,775
                                                                                      -----------
                                Total Expenses...........................                                         970,183
                                                                                                              -----------

INVESTMENT INCOME--NET...................................................                                       8,522,577


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments....             $ 4,021,625
                              Net unrealized appreciation (depreciation) on
                                investments..............................               6,028,425
                                                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      10,050,050
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $18,572,627
                                                                                                              ===========


                       See notes to financial statements.

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Six Months Ended
                                                                                            April 30, 1998      Year Ended
                                                                                              (Unaudited)    October 31, 1997
                                                                                           ----------------  ----------------
OPERATIONS:

   Investment income--net.................................................                   $  8,522,577       $  7,668,676
   Net realized gain (loss) on investments................................                      4,021,625             64,049
   Net unrealized appreciation (depreciation) on investments..............                      6,028,425          3,314,766
                                                                                             ------------       ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                     18,572,627         11,047,491
                                                                                             ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net.................................................                     (7,356,612)        (6,607,356)
   Net realized gain on investments.......................................                       (141,121)          (539,351)
                                                                                             ------------       ------------
         Total Dividends..................................................                     (7,497,733)        (7,146,707)
                                                                                             ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold..........................................                     99,581,119        157,007,092
   Dividends reinvested...................................................                      5,328,620          5,302,674
   Cost of shares redeemed................................................                    (24,165,766)       (70,249,795)
                                                                                             ------------       ------------

         Increase (Decrease) in Net Assets from Beneficial Interest Transactions               80,743,973         92,059,971
                                                                                             ------------       ------------

            Total Increase (Decrease) in Net Assets.......................                     91,818,867         95,960,755


NET ASSETS:

   Beginning of Period....................................................                    120,817,605         24,856,850
                                                                                             ------------       ------------
   End of Period..........................................................                   $212,636,472       $120,817,605
                                                                                             ============       ============

Undistributed investment income--net......................................                   $  2,481,728       $  1,315,763
                                                                                             ------------       ------------


                                                                                                Shares             Shares
                                                                                             ------------       ------------
CAPITAL SHARE TRANSACTIONS:

   Shares sold............................................................                      6,613,844         10,939,518
   Shares issued for dividends reinvested.................................                        358,167            378,089
   Shares redeemed........................................................                     (1,606,689)        (4,928,619)
                                                                                             ------------       ------------
      Net Increase (Decrease) in Shares Outstanding.......................                      5,365,322          6,388,988
                                                                                             ============       ============

                       See notes to financial statements.

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                        Six Months Ended     Year Ended October 31,
                                                                          April 30, 1998     ----------------------
PER SHARE DATA:                                                            (Unaudited)        1997         1996(1)
                                                                        ----------------     ------        ------
   Net asset value, beginning of period.............................          $14.76         $13.83        $12.50
                                                                              ------         ------        ------
   Investment Operations:

   Investment income--net...........................................             .72           1.58           .69
   Net realized and unrealized gain (loss) on investments...........             .95           1.14          1.19
                                                                              ------         ------        ------
   Total from Investment Operations.................................            1.67           2.72          1.88
                                                                              ------         ------        ------
   Distributions:

   Dividends from investment income--net............................            (.72)         (1.56)         (.55)
   Dividends from net realized gain on investments..................            (.02)          (.23)         --
                                                                              ------         ------        ------
   Total Distributions..............................................            (.74)         (1.79)         (.55)
                                                                              ------         ------        ------
   Net asset value, end of period...................................          $15.69         $14.76        $13.83
                                                                              ======         ======        ======
TOTAL INVESTMENT RETURN(2)..........................................           23.39%(3)      21.13%        25.14%(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets................            1.10%(3)        .71%          .02%(3)
   Ratio of interest expenses to average net assets.................             .13%(3)        .34%          .27%(3)
   Ratio of net investment income to average net assets.............           10.79%(3)      11.72%        11.33%(3)
   Decrease reflected in above expense ratios due to
      undertakings by the Manager...................................               --           .43%         1.55%(3)
   Portfolio Turnover Rate..........................................           61.67%(4)     252.50%       233.62%(4)
   Net Assets, end of period (000's Omitted)........................        $212,636       $120,818       $24,857

---------------
(1) From March 25, 1996 (commencement of operations) to October 31, 1996.
(2) Exclusive of redemption fee.
(3) Annualized.
(4) Not annualized.

                       See notes to financial statements.

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus High Yield Securities Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1998 was approximately $3,577,500, with a related weighted average annualized interest rate of 5.97%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $197,443 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $20,618 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $7,229 pursuant to the custody agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs within a six-month period following the date of issuance. During the period ended April 30, 1998, redemption fees amounted to $40,481.

Dreyfus High Yield Securities Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1998, amounted to $182,569,611 and $101,935,913, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $10,252,939, consisting of $11,938,970 gross unrealized appreciation and $1,686,031 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus High Yield Securities Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      043SA984